Exhibit 99.1

Media contact:	Investors contact:
Elyce Ventura or Kelli Tejada	Ingrid Ebeling or Scott Morgan
Eastwick Communications	Market Street Partners
(650) 480-4054	(408) 215-5658
merunetworksteam@eastwick.com	ir@merunetworks.com

MERU NETWORKS REPORTS THIRD QUARTER 2011

FINANCIAL RESULTS

Record products and services revenues of $23.3 million, up 21% Y-Y

Total installed base of over 5,500 customers

SUNNYVALE, Calif., October 26, 2011 – Meru Networks, Inc., (NASDAQ:MERU), today announced its financial results for the quarter ended September 30, 2011.

Third Quarter Fiscal Year 2011 Financial Results

Total revenues for the third quarter of 2011 were $23.8 million, up 9% from $21.8 million in the third quarter of 2010. Products and services revenues (excluding ratable revenues) for the third quarter of 2011 were $23.3 million, up 21% from the $19.3 million reported in the third quarter of 2010. Products revenues for the third quarter of 2011 were $20.1 million, up 20% from the $16.7 million reported in the third quarter of 2010.

Net loss as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $5.4 million for the third quarter of 2011, or a net loss of $0.31 per basic and diluted share, compared to net loss of $797,000, or $0.05 per basic and diluted share, for the same period of 2010. GAAP results for the third quarter of 2011 included stock-based compensation expense of $1.6 million and amortization of intangible assets related to the acquisition of Identity Networks of $24,000. GAAP results for the third quarter of 2010 included stock-based compensation expense of $1.1 million.

Meru reported third quarter fiscal year 2011 non-GAAP net loss of $3.7 million, or a net loss of $0.21 per basic and diluted share, compared to non-GAAP net income of $342,000, or $0.02 per basic and diluted share, for the same period of fiscal year 2010. Non-GAAP results exclude the impact of stock-based compensation for both periods, and amortization of intangible assets related to the acquisition of Identity Networks for the third quarter of fiscal year 2011. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

Third Quarter Highlights

•

Completed the acquisition of Identity Networks. The technology-focused transaction fills and compliments Meru’s family of software products with an industry-leading, robust guest management and identity solution that expands Meru’s branded security offering.

•	Customer count now over 5,500 worldwide, an increase in the installed base of approximately 8% from the end of the prior quarter.

•	Notable third quarter wins and production deployments include:

•	One of the largest global hotel chains with approximately 100 hotels in Europe.

•	An international airport in Canada.

•	An additional number of ships with a world-renowned cruise line.

•	A large state university in the Southeast United States.

•	A large school district in Korea.

•	A publicly traded global process manufacturing company.

•	Selection for deployment in a major league baseball team’s new stadium.

•

Announced upgrades to the Meru E(z)RF Network Management Suite and introduced the new SA2000 Network Management appliance. The combination of solutions streamlines management and optimization of large wireless networks and gives administrators the ability to easily provision, test, troubleshoot and optimize wireless networks for higher overall quality of service while reducing IT overhead and cost.

“We are pleased with our financial results and the progress we have made over the past three months executing our strategy,” said Ihab Abu-Hakima, president and chief executive officer of Meru Networks. “The acquisition of Identity Networks has added significant new capabilities to and complements the Meru portfolio of products. Additionally, we are very excited about the broad expansion of and enhancement to our product portfolio that we recently announced, including System Director 5, the MC3200 and MC4200 controllers and the new AP400 access point product line. We believe these new products further extend the competitive advantage of Meru’s highly differentiated network-in-control architecture and provide the industry’s best-in-class mobility solution for the enterprise.”

“We reported record revenues in the third quarter.” said Brett White, Chief Financial Officer of Meru Networks. “And, as we continue to make investments in growing the business we have maintained a strong balance sheet with a solid cash position, healthy DSOs and no debt.”

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its third quarter results, today, October 26th at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, please dial (877) 852-2926 (domestic) and (253) 237-1123 (international) and reference conference ID 14412333.

A telephone replay will be available two hours following the conclusion of the call for a period of 7 days and can be accessed by dialing (855) 859-2056 for domestic callers and (404) 537-3406 for international callers. The call ID for the replay is 14412333. The live and archived webcast of the third quarter 2011 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks, Inc.

Founded in 2002, Meru Networks provides a virtualized wireless LAN architecture that cost-effectively delivers the performance, reliability, predictability and operational simplicity of a wired network, with the advantages of mobility. Meru’s solution represents an innovative, yet standards-based approach to wireless networking that utilizes virtualization technology to create an intelligent and self-monitoring wireless network, enabling enterprises to migrate their business-critical applications from wired networks to wireless networks, to become all-wireless enterprises. Meru’s solutions have been adopted in all major industry vertical markets, including Fortune 500 enterprises, healthcare, education, retail, manufacturing, hospitality and government. Meru is headquartered in Sunnyvale, Calif., and has operations in the Americas, Europe, the Middle East and Asia Pacific. For more information, visit Meru Investor Information or call (408) 215-5300.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements and information. All statements other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Such statements include, but are not limited to those statements regarding the company’s belief that its new products will extend its competitive advantage of Meru’s highly differentiated network-in-control architecture and provide the industry’s best-in-class mobility for the enterprise, as well as the company’s ability to add new capabilities and enhancements to the company’s portfolio of products. We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning. These forward-looking statements involve risks and uncertainties, including the risk that the market for Meru’s solutions may not grow as the company expects; risks related to a lengthening customer approval processes, including lengthening of budget approval processes and funding uncertainty for domestic education customers; the risk that continuing investment in sales and marketing coverage and capacity will fail to diversify the company’s customer mix or mitigate against the uncertainty of governmental funding; and the other risks and uncertainties described under the caption “Risk Factors” in Meru Networks’ quarterly report on Form 10-Q filed with the Securities and Exchange Commission, or the SEC, on August 9, 2011, as well as additional reports filed with the Securities and Exchange Commission. These forward-looking statements also involve assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial conditions, results of operations, business strategy and financial needs. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update or revise these forward-looking statements, whether as a result of new information, new developments or otherwise.

Non-GAAP Financial Measurements

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Meru reports non-GAAP net income (loss), which excludes stock-based compensation expense, and amortization of intangible assets related to the company’s acquisition of Identity Networks in the third fiscal quarter of 2011. Meru believes that its non-GAAP net income (loss) provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	September 30, 2011	December 31, 2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$41,669	$62,270
Short-term investments	4,999	4,999
Accounts receivable, net	10,872	8,796
Inventory	5,857	4,636
Deferred inventory costs, current portion	47	1,273
Prepaid expenses and other current assets	1,079	1,195

Total current assets	64,523	83,169
Property and equipment, net	1,186	763
Goodwill	1,658	—
Intangible assets, net	766	—
Deferred inventory costs, net of current portion	38	77
Other assets	1,679	359

TOTAL ASSETS	$69,850	$84,368

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,263	$4,302
Accrued liabilities	11,002	10,694
Long-term debt, current portion	—	2,808
Deferred revenue, current portion	10,661	12,723

Total current liabilities	26,926	30,527
Deferred revenue, net of current portion	4,278	3,923

Total liabilities	31,204	34,450

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	9	8
Additional paid-in capital	252,484	245,160
Accumulated other comprehensive loss	(111)	(27)
Accumulated deficit	(213,736)	(195,223)

Total stockholders’ equity	38,646	49,918

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$69,850	$84,368

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
REVENUES:
Products	$20,096	$16,710	$54,551	$45,727
Support and services	3,155	2,571	9,415	7,431
Ratable products and services	507	2,556	3,172	9,200

Total revenues	23,758	21,837	67,138	62,358

COSTS OF REVENUES:
Products	7,239	5,876	19,614	15,912
Support and services	1,191	611	3,131	1,582
Ratable products and services	333	1,311	1,824	4,928

Total costs of revenues *	8,763	7,798	24,569	22,422

Gross profit	14,995	14,039	42,569	39,936

OPERATING EXPENSES:
Research and development *	3,718	3,124	10,533	8,960
Sales and marketing *	12,869	8,653	32,926	24,168
General and administrative *	3,655	2,801	9,999	7,816
Litigation reserve	—	—	7,250	—

Total operating expenses	20,242	14,578	60,708	40,944

Loss from operations	(5,247)	(539)	(18,139)	(1,008)
Interest expense, net	(45)	(182)	(199)	(660)
Other income (expense), net	18	12	86	(33,848)

Loss before provision for income taxes	(5,274)	(709)	(18,252)	(35,516)
Provision for income taxes	98	88	261	195

Net loss	$(5,372)	$(797)	(18,513)	(35,711)

Net loss per share of common stock, basic and diluted	$(0.31)	$(0.05)	$(1.07)	$(3.37)

Shares used in computing net loss per share of common stock, basic and diluted	17,519,217	15,916,542	17,296,904	10,595,022

*Includes stock-based compensation expense as follows:
Costs of revenues	$101	$58	$264	$132
Research and development	316	231	858	532
Sales and marketing	636	308	1,587	687
General and administrative	558	542	1,837	1,294

	$1,611	$1,139	$4,546	$2,645

*Also includes amortization of acquisition-related intangible assets as follows:
Costs of revenues	$18	$—	$18	$—
Sales and marketing	6	—	6	—

	$24	$—	$24	$—

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(GAAP to Non-GAAP Reconciliation)

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
GAAP net loss	$(5,372)	$(797)	$(18,513)	$(35,711)
Plus:
a) Stock-based compensation	1,611	1,139	4,546	2,645
b) Adjustment of fair value of warrant liability	—	—	—	33,620
c) Litigation reserve	—	—	7,250	—
d) Amortization of acquisition-related intangible assets	24	—	24	—

Non-GAAP net (loss) income	$(3,737)	$342	$(6,693)	$554

GAAP net loss per share of common stock, basic	$(0.31)	$(0.05)	$(1.07)	$(3.37)
Plus:
a) Stock-based compensation	0.10	0.07	0.26	0.25
b) Adjustment of fair value of warrant liability	—	—	—	3.17
c) Litigation reserve	—	—	0.42	—
d) Amortization of acquisition-related intangible assets	—	—	—	—

Non-GAAP net (loss) income per share of common stock, basic	$(0.21)	$0.02	$(0.39)	$0.05

Non-GAAP net (loss) income per share of common stock, diluted	$(0.21)	$0.02	$(0.39)	$0.03

Shares used in computing basic non-GAAP net (loss) income per share of common stock	17,519,217	15,916,542	17,296,904	10,595,022
Shares used in computing diluted non-GAAP net (loss) income per share of common stock	17,519,217	17,611,167	17,296,904	16,128,719

GAAP loss from operations	$(5,247)	$(539)	$(18,139)	$(1,008)

Plus stock-based compensation:
Costs of revenues	$101	$58	$264	$132
Research and development	316	231	858	532
Sales and marketing	636	308	1,587	687
General and administrative	558	542	1,837	1,294

	1,611	1,139	4,546	2,645

Litigation reserve	—	—	7,250	—
Amortization of acquisition-related intangible assets	24	—	24	—

Non-GAAP (loss) income from operations	$(3,612)	$600	$(6,319)	$1,637

MERU NETWORKS, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(In thousands)

	Nine months ended September 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(18,513)	$(35,711)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	456	434
Stock-based compensation	4,546	2,645
Adjustment of fair value of warrant liability	—	33,620
Amortization of debt issuance costs	44	81
Bad debt expense	102	(57)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,085)	679
Inventory	(1,221)	(205)
Deferred inventory costs	1,265	3,825
Prepaid expenses and other assets	46	(784)
Accounts payable	961	(899)
Accrued liabilities	(211)	3,353
Deferred revenue	(1,722)	(6,884)

Net cash (used in) provided by operating activities	(16,332)	97

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(855)	(489)
Purchases of short-term investments	(9,996)	—
Proceeds from maturities of short-term investments	10,000	—
Investment in non-marketable securities	(1,250)	—
Net cash paid in purchase of business	(2,002)	—

Net cash used in investing activities	(4,103)	(489)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net	—	57,075
Proceeds from issuance of common stock	2,770	265
Proceeds from exercise of convertible preferred stock warrants	—	716
Proceeds from long-term debt and line of credit	—	4,986
Repayment of long-term debt and line of credit	(2,852)	(15,172)

Net cash (used in) provided by financing activities	(82)	47,870

Effect of exchange rate changes on cash and cash equivalents	(84)	17

NET DECREASE IN CASH AND CASH EQUIVALENTS	(20,601)	47,495
CASH AND CASH EQUIVALENTS – Beginning of period	62,270	21,283

CASH AND CASH EQUIVALENTS – End of period	$41,669	$68,778

Use of Non-GAAP Financial Information

In addition to the reasons stated above, which are generally applicable to each of the items Meru Networks excludes from its non-GAAP financial measures, the company believes it is appropriate to exclude certain items for the following reasons:

Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru Networks does not consider stock-based compensation charges. Likewise, the Meru Networks management team excludes stock-based compensation expense from its operating plans. In contrast, the Meru Networks management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Meru Networks places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants. Meru Networks believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.

Amortization of intangible assets. The company excludes amortization of acquired intangible assets because it is non-cash in nature and because the company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating results.